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                                                                   Exhibit 10.11



                             TRIAD HOSPITALS, INC.
            OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

                             TRIAD HOSPITALS, INC.
            OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

                               Table of Contents
                               -----------------

1.   Introduction.......................................   1

2.   Definitions........................................   1
     (a)    Agreement....................................  1
     (b)    Annual Option................................  1
     (c)    Annual Retainer..............................  1
     (d)    Black-Scholes Evaluation Method..............  1
     (e)    Board........................................  1
     (f)    Board Term...................................  2
     (g)    Code.........................................  2
     (h)    Common Stock.................................  2
     (i)    Company......................................  2
     (j)    Deferred Stock Unit..........................  2
     (k)    Deferred Stock Unit Account..................  2
     (l)    Deferred Stock Unit Award....................  2
     (m)    Disability...................................  2
     (n)    Discretionary Option.........................  2
     (o)    Election Notice..............................  2
     (p)    Exchange Act.................................  2
     (q)    Fair Market Value............................  2
     (r)    Initial Option...............................  2
     (s)    Option.......................................  3
     (t)    Option Price.................................  3
     (u)    Outside Director.............................  3
     (v)    Participant..................................  3
     (w)    Realization..................................  3
     (x)    Shares.......................................  3
     (y)    Stock Election...............................  3
     (z)    Subsidiary...................................  3

3.   Administration of the Plan.........................   3
     3.1     General Authority...........................  3

4.   Stock Subject to Plan...............................  4
     4.1     Number of Shares............................  4
     4.2     Reuse of Shares.............................  4

5.   Options.............................................  4
     5.1     Grant of Annual Options.....................  4
     5.2     Grant of Initial Options....................  4

     5.3     Discretionary Options.......................  4
     5.4     Option Price................................  5
     5.5     Term........................................  5
     5.6     Option Exercise.............................  5
     5.7     Limited Transferability of Options..........  5
     5.8     Death of Optionee...........................  6
     5.9     Disability..................................  7
     5.10    Other Termination of Service................  7

6.   Deferred Stock Unit Awards..........................  7
     6.1     Stock Elections.............................  7
     6.2     Deferred Stock Unit Awards..................  7
     6.3     Award Terms.................................  7

7.   Change in Control...................................  8
     7.1     Effect of Change in Control.................  8
     7.2     Definition..................................  8

8.   Antidilution Adjustments............................ 10

9.   Conditions of Issuance of Stock Certificates........ 11
     9.1     Applicable Conditions....................... 11
     9.2     Legends..................................... 11

10.  No Rights to Continued Service.....................  11

11.  No Rights to Assets of the Company.................  11

12.  Amendment and Termination of the Plan..............  12

13.  Term of the Plan...................................  12

14.  Governing Law......................................  12

                             TRIAD HOSPITALS, INC.
            OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

1.   Introduction.
     ------------

          This Plan shall be known as the "Triad Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan" and is hereinafter referred to as the "Plan." The purposes of the Plan are to encourage ownership of stock in the Company by Outside Directors, through the granting of non-qualified stock options and deferred stock unit awards, to provide an incentive to such directors to continue to serve the Company and to aid the Company in attracting qualified director candidates in the future. Options granted under the Plan will not be incentive stock options within the meaning of section 422 of the Code.

          The provisions of the Plan are intended to satisfy any applicable requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with any such requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.

          The terms of the Plan shall be as set forth below, effective as of the date the Company's Common Stock is distributed to Columbia/HCA Healthcare Corporation stockholders.

2.   Definitions.
     -----------
          As used in the Plan, the following words and phrases shall have the meanings indicated:

     (a) "Agreement" shall mean a written agreement entered into between the Company and a Participant in connection with an Option granted under the Plan.

     (b) "Annual Option" shall mean an Option granted pursuant to Section 5.1 hereof.

     (c) "Annual Retainer" shall mean the annual fee earned by the Participant for his service on the Board.

     (d) "Black-Scholes Evaluation Method" shall mean the generally accepted option pricing model based on the Black-Scholes valuation model as adapted for use in valuing stock options and using such assumptions as are determined and adopted from time to time by the Board.

     (e)  "Board" shall mean the Board of Directors of the Company.

     (f) "Board Term" shall mean each Board year beginning on the date of an annual meeting of the Company's shareholders and ending on the date immediately preceding the next annual meeting of the Company's shareholders.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (h)  "Common Stock" shall mean the common stock of the Company.

     (i) "Company" shall mean Triad Hospitals, Inc., a Delaware corporation, or any successor corporation.

     (j) "Deferred Stock Unit" shall mean a bookkeeping unit entitling a Participant to a Share on the Realization Date applicable under the Plan (and shall include fractional units).

     (k) "Deferred Stock Unit Account" shall mean a bookkeeping account maintained by the Company reflecting the number of Deferred Stock Units credited to a Participant pursuant to Section 6.2 hereof as a result of the Participant's Stock Election.

     (l) "Deferred Stock Unit Award" shall mean an award under Section 6.2 hereof of Deferred Stock Units as a result of a Participant's Stock Election for a Board Term.

     (m) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties with the Company or any Subsidiary by reason of any medically determinable physical or mental impairment, within the meaning of Code section 22(e)(3).

     (n)  "Discretionary Option" shall mean an Option granted pursuant to
          Section 5.3.

     (o) "Election Notice" shall mean a written election, in such form as the Board shall prescribe, submitted by a Participant to the Company in connection with a Stock Election under the Plan.

     (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (q) "Fair Market Value" per Share or per Deferred Stock Unit as of a given date shall mean the closing sales price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Shares are not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

     (r) "Initial Option" shall mean an Option granted pursuant to Section 5.2 hereof.

     (s) "Option" shall mean an Annual Option, Initial Option or Discretionary Option, as the case may be.

     (t) "Option Price" shall mean the price at which each Share subject to an Option may be purchased, determined in accordance with Section 5.4 hereof.

     (u) "Outside Director" shall mean any member of the Board who is not also an employee of the Company (or any Subsidiary thereof).

     (v) "Participant" shall mean any Outside Director who has received an Option or other award (or credit) hereunder that has not yet terminated.

     (w) "Realization Date" shall mean, as elected by the Participant, with respect to any Deferred Stock Unit allocated to a Participant's Deferred Stock Unit Account, the first business day following (i) the second anniversary of the date such Deferred Stock Unit is credited to the Participant's Deferred Stock Unit Account, or (ii) the date the Participant ceases to be a member of the Board.

     (x)  "Shares" shall mean shares of Common Stock of the Company.

     (y) "Stock Election" shall mean an election of the Participant to receive, in lieu of all or part (in multiples of 25%) of his Annual Retainer, a Deferred Stock Unit Award pursuant to Section 6.2 hereof.

     (z)  "Subsidiary" shall have the meaning set forth in Section 7.2.


3.   Administration of the Plan.
     --------------------------
     3.1  General Authority.
          -----------------

          The Plan shall be administered by the Board. The Board shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of the Election Notices and Agreements and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board's determinations on the foregoing matters shall be final and conclusive. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

4.   Stock Subject to Plan.
     ---------------------
     4.1  Number of Shares.
          ----------------

          The maximum number of Shares which may be issued pursuant to Options and other awards under the Plan shall be ___________ Shares, which number shall be subject to adjustment as provided in Section 8 hereof. Such Shares may be either authorized but unissued Shares, or Shares that shall have been or may be reacquired by the Company.

     4.2  Reuse of Shares.
          ---------------
          If an Option or a Deferred Stock Unit Award under the Plan is canceled, terminates, expires unexercised or is exchanged for a different award without the issuance of Shares, the covered Shares shall, to the extent of such termination or non-use, again be available for awards thereafter granted during the term of the Plan.

5.   Options.
     -------
     5.1  Grant of Annual Options.
          -----------------------

          Each person who is an Outside Director on the first business day of any Board Term shall be granted an Annual Option on such date as shall be selected by the Board which shall cover a number of Shares determined by the Board. Such Annual Option shall become exercisable in four cumulative installments, each of which shall relate to 25% of the Shares covered by the Annual Option, beginning on the first anniversary of the date of grant and the three next succeeding anniversary dates thereof, respectively.

     5.2  Grant of Initial Options.
          ------------------------

          In addition to Annual Options granted under Section 5.1, upon commencement of service as an Outside Director, each Outside Director shall be granted an Initial Option, as of such date as shall be selected by the Board, which shall cover a number of shares determined by the Board. Such Initial Option shall become exercisable in four cumulative installments, each of which shall relate to 25% of the Shares covered by the Initial Option, beginning on the first anniversary of the date of grant and the three next succeeding anniversary dates thereof, respectively.

     5.3  Discretionary Options.
          ---------------------

          The Board may, from time to time, in its sole discretion, designate Outside Directors who are to be granted Discretionary Options and determine the number of shares subject to such Discretionary Options. The Board, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, a Discretionary Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Discretionary Option at any time.

     5.4  Option Price.
          ------------

          The Option Price of each Share subject to an Annual Option or Initial Option shall be 100 percent of the Fair Market Value of a Share on the date of grant. The Option Price of each Share under a Discretionary Option shall be determined by the Board; provided, however, that the Option Price
                                       --------  -------
     of each Share under such Discretionary Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant.

     5.5  Term.
          ----

          The term of any Option issued pursuant to the Plan shall be ten years from the date of grant and may extend beyond the date of termination of the Plan; provided, however, that the Board may, in the case of a Discretionary
           --------  -------
     Option, provide for a shorter exercise period in the Agreement.

     5.6  Option Exercise.
          ---------------

          An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of Shares, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or cash equivalents, (ii) in whole Shares valued at the closing sales price of the Common Stock on the Nasdaq Stock Market on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date, in which case the exercise date shall instead be considered to be such next trading date) or (iii) by a combination of such cash (or cash equivalents) and such Stock; provided,
                                                                    --------
     however, that the optionee shall not be entitled to tender Shares pursuant
     -------
     to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the exercise price. Subject to the provisions of Section 9 hereof, the Company shall issue a stock certificate for the Shares purchased by exercise of an Option, in the name of the optionee (or other person exercising the Option in accordance with the provisions of the Plan), as soon as practicable after due exercise and payment of the aggregate Option Price for such Shares.

     5.7  Limited Transferability of Options.
          ----------------------------------

          All Options shall be nontransferable except (i) upon the optionee's death, by the optionee's will or the laws of descent and distribution or
     (ii) on a case-by-case basis, as may be approved by the Board in its discretion, in accordance with the terms provided below. Each Agreement shall provide that the optionee may, during his or her lifetime and subject to the prior approval of the Board at the time of proposed transfer, transfer all or part of the Option to a Family Member (as defined below), provided that such transfer is made for estate planning, tax planning, donative purposes or pursuant to a domestic relations order, and no consideration (other than nominal consideration) is received by the Optionee. The transfer of an Option shall be subject to such other terms and conditions as the Board may in its discretion impose from time to time, including (without limitation) a condition that the portion of the Option to be transferred be vested and exercisable by the optionee at the time of the transfer and a requirement that the terms of such transfer be documented in a written agreement (in such form as the Board may prescribe). Subsequent transfers of an Option transferred under this Section 5.7 shall be prohibited, other than by will or the laws of descent and distribution upon the death of the transferee.

          For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

          No transfer of an Option by the optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer. During the lifetime of an optionee, except as provided above, the Option shall be exercisable only by the optionee, except that, in the case of an optionee who is legally incapacitated, the Option shall be exercisable by the optionee's guardian or legal representative. In the event of any transfer of an Option to a Family Member in accordance with the provisions of this Section 5.7, such Family Member shall thereafter have all rights that would otherwise be held by such optionee (or by such optionee's guardian, legal representative or beneficiary), except as otherwise provided herein. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     5.8  Death of Optionee.
          -----------------

          If an optionee dies while he is an Outside Director, the executor or administrator of the estate of the decedent (or the person or persons to whom an Option shall have been validly transferred in accordance with
     Section 5.7) shall have the right, during the period ending six months after the date of the optionee's death (subject to the provisions of Section 5.5 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable at the date of such optionee's death and shall not have been previously exercised.

     5.9  Disability.
          ----------

          If an optionee's service as an Outside Director shall be terminated as a result of Disability, the optionee (or in the case of an optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending six months after the date of his disability (subject to the provisions of Section 5.5 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable at the date of such optionee's Disability and shall not have been previously exercised.

     5.10 Other Termination of Service.
          ----------------------------

          If an optionee's service as an Outside Director shall be terminated for any reason other than death or Disability, the optionee shall have the right, during the period ending ninety days after such termination (subject to the provisions of Section 5.5 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable on the date of such termination of service and shall not have been previously exercised.

6.   Deferred Stock Unit Awards.
     --------------------------
     6.1  Stock Elections.
          ---------------

          For each Board Term during which the Plan is in effect, a Participant may elect to receive, in lieu of all or any portion (in multiples of 25%) of his Annual Retainer payable for such Board Term, a Deferred Stock Unit Award pursuant to Section 6.2 hereof. Such an election shall be made for a Board Term by filing an Election Notice with the Company, in accordance with procedures adopted by the Board, prior to the commencement of the Board Term for which such Annual Retainer is to be paid.

     6.2  Deferred Stock Unit Awards.
          --------------------------

          A Participant shall receive a Deferred Stock Unit Award for each Board Term in respect of which he makes a Stock Election. Such Deferred Stock Unit Award shall be granted as of the first business day of the Board Term and shall be for a number of Deferred Stock Units determined by dividing
     (A) the additional Annual Retainer amount that would have been payable to the Participant in cash in the absence of his Stock Election, by (B) the Fair Market Value of a Share on the date of grant.

     6.3  Award Terms.
          -----------
          Each Deferred Stock Unit Award granted under the Plan shall have the following terms:

          (a) Vesting. All Deferred Stock Units credited to a Participant's Deferred Stock Unit Account shall immediately be 100% vested.

          (b) Dividend Equivalents. A Participant shall be credited with dividend equivalents on all Deferred Stock Units credited to his Deferred Stock Unit Account at the time of any payment of dividends on Shares to stockholders. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of Deferred Stock Units then credited to him. Any such dividend equivalent shall be credited to the Participant's Deferred Stock Unit Account as of the date on which such dividend would have been payable and shall be converted into additional Deferred Stock Units (which shall be immediately vested) based upon the Fair Market Value of a Share on the date of such crediting.

          (c) Payment of Awards. A Participant shall be entitled to payment, in respect of Deferred Stock Units credited to him, on the Realization Date for such Deferred Stock Units indicated by Participant in the applicable Election Notice. Subject to the provisions of Section 9, such payment in respect of any Deferred Stock Units shall be made through the issuance to the Participant of a stock certificate for a number of Shares equal to the number of such Deferred Stock Units.

7.   Change in Control.
     -----------------
     7.1  Effect of Change in Control.
          ---------------------------

          Upon a "change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become exercisable, shall become fully and immediately exercisable (without regard to the otherwise applicable provisions of Sections 5.1, 5.2 and 5.3 hereof concerning exercisability).

     7.2  Definition.
          ----------

          For purposes of Section 7.1 hereof, "change in control" of the Company shall be deemed to have occurred upon the occurrence of any of the following after the date on which the Corporation becomes a publicly-held
     Corporation:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a
                           --------  -------
               change in control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a change in control. A "Non-Control Acquisition" shall mean an acquisition by
               (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (ii) the Company or any Subsidiary.

          (b) The individuals who, as of the date the Company issues any class of equity securities required to be registered under Section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or
                             --------  -------
               nomination for election, by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be
               --------  -------  -------
               considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of this Section 7.2; or

          (c)  Consummation, after approval by stockholders of the Company, of:
               (1) A merger, consolidation or reorganization involving the Company, unless,

               (A) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

               (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

               (C) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

          (2)  A complete liquidation or dissolution of the Company; or

          (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a change in control shall occur.

8.   Antidilution Adjustments.
     -------------------------

          In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding Shares are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in section 424(a) of the Code, the Board may make such adjustment or substitution (including by substitution of shares of another corporation) as it may determine to be appropriate, in its sole discretion, in (i) the aggregate number and kind of shares that may be distributed in respect of Option exercises and/or awards under the Plan, (ii) the number and kind of shares subject to outstanding Options and/or the Option Price of such shares and (iii) the number and kind of shares represented by Deferred Stock Units outstanding under the Plan.

9.   Conditions of Issuance of Stock Certificates.
     --------------------------------------------
     9.1  Applicable Conditions.
          ---------------------
          The Company shall not be required to issue or deliver any certificate for Shares under the Plan prior to fulfillment of all of the following conditions:

     (a) the completion of any registration or other qualification of such Shares, under any federal or state law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board shall, in its sole discretion, deem necessary or advisable;

     (b) the obtaining of any approval or other clearance from any federal or state governmental agency that the Board shall, in its sole discretion, determine to be necessary or advisable;

     (c) the lapse of such reasonable period of time following the event triggering the obligation to distribute shares as the Board from time to time may establish for reasons of administrative convenience; and

     (d) if required by the Board, in its sole discretion, the receipt by the Company from a Participant of (i) a representation in writing that the Shares received pursuant to the Plan are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

     9.2  Legends.
          -------

          The Company reserves the right to legend any certificate for Shares, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

10.  No Rights to Continued Service.
     ------------------------------

          Nothing in the Plan, in any grant made, or in any Election Notice or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue service as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan, Election Notice or Agreement.

11.  No Rights to Assets of the Company.
     ----------------------------------

          Nothing in the Plan, in any grant made, or in any Election Notice or Agreement entered into pursuant hereto shall confer upon any Participant any right to any particular assets of the Company. A Participant's rights under the Plan are limited to those rights of an unsecured creditor except to the extent Shares are actually issued to such Participant.

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

12.  Amendment and Termination of the Plan.
     -------------------------------------

          The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which
                               --------  -------
     requires stockholder approval for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan shall adversely affect any grants previously made, unless the written consent of the Participant is obtained.

13.  Term of the Plan.
     ----------------

          The Plan shall have a term of ten years. No grants or awards may be made after such termination, but termination of the Plan shall not, without the consent of any Participant who then holds Options or Deferred Stock Units, alter or impair any rights or obligations in respect of such Options or Deferred Stock Units.

14.  Governing Law.
     -------------

          The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.


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                                    ___________________________________
                                    TRIAD HOSPITALS, INC.

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